UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant  (X)  Filed by a party other than the registrant  (  )

Check the appropriate box:

( ) Preliminary Proxy Statement.
( ) Confidential, for use of the Commission only (as permitted by Rule
      14a-6(e)(2)).
(X) Definitive Proxy Statement.
( ) Definitive Additional Materials.
( ) Soliciting Material Pursuant to Rule 14a-12.


                               RSI Holdings, Inc.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

(X) No fee required.
( ) Fee  computed  per  Exchange  Act Rules  14a-6(i)(1)  and 0-11.
( ) Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                               RSI HOLDINGS, INC.
                              28 EAST COURT STREET
                              POST OFFICE BOX 6847
                        GREENVILLE, SOUTH CAROLINA 29606
                            TELEPHONE (864) 271-7171


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 24, 2002



TO OUR SHAREHOLDERS:


         The Annual Meeting of Shareholders of RSI Holdings, Inc. (the "Company"), will be held at 10:00 A.M., local time, on January 24, 2002, at RSI HOLDINGS, INC., 28 EAST COURT STREET, GREENVILLE, SOUTH CAROLINA, for the purpose of considering and acting upon the following:


1.   The election of five  directors  to serve until the next annual  meeting of
     shareholders  or  until  their   successors  have  been  duly  elected  and
     qualified;

2. The ratification of the appointment of Elliott Davis, LLP as independent auditors of the Company for fiscal year 2002; and

3. The transaction of such other matters as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on November 26, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


BY ORDER OF THE BOARD OF DIRECTORS


/s/ Joe F. Ogburn, Secretary


Greenville, South Carolina
December 27, 2001


A FORM OF PROXY IS ENCLOSED. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN THE EVENT YOU ATTEND THE MEETING.

                               RSI HOLDINGS, INC.
                              28 EAST COURT STREET
                              POST OFFICE BOX 6847
                        GREENVILLE, SOUTH CAROLINA 29606

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS


                                JANUARY 24, 2002

     This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of RSI Holdings, Inc., a North Carolina corporation (the "Company"), to be voted at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held at 10:00 A.M., local time, on January 24, 2002, at RSI HOLDINGS, INC., 28 EAST COURT STREET, GREENVILLE, SOUTH CAROLINA. The approximate date of mailing this Proxy Statement and the accompanying proxy is December 11, 2001.


     Only shareholders of record at the close of business on November 26, 2001 are entitled to notice of and to vote at the Annual Meeting. As of such date, there were outstanding approximately 16,798,154 shares of common stock, $.01 par value per share ("Common Stock"), which constitute the only voting securities of the Company. Each share is entitled to one vote.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by: (i) delivery to the Secretary of the Company, at or before the Annual Meeting, of a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting; or (iii) attending the Annual Meeting and giving notice of revocation to the Secretary of the Company or in open meeting prior to the proxy being vote (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: RSI Holdings, Inc., 28 East Court Street, Post Office Box 6847, Greenville, South Carolina 29606, Attention: Investor Relations.

     All shares represented by valid proxies received pursuant to the solicitation and prior to voting at the Annual Meeting and not revoked before they are exercised will be voted, and, if a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with such specification. If no contrary instructions are indicated, all shares represented by a proxy will be voted FOR election to the Board of Directors of the nominees described herein, FOR ratification of the appointment of Elliott Davis, LLP as the independent auditors for the Company for fiscal year 2002, and in the discretion of the proxy holders as to all other matters that may properly come before the Annual Meeting or any adjournment thereof.

     The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company as of November 26, 2001, is necessary to constitute a quorum at the Annual Meeting. An automated system administered by the Company's transfer agent tabulates votes cast in connection with the Annual Meeting. Directors are elected by a plurality of votes cast at the Annual Meeting. The proposal to ratify the appointment of Elliott Davis, LLP as the Company's independent auditors for the Company's 2002 fiscal year will be approved if a greater number of votes is cast for the proposal than is cast against the proposal. Abstentions and broker non-votes, which are separately tabulated, are included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Abstentions and broker nonvotes have no effect upon the votes with respect to the matters to be voted upon at the meeting.

                              ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the number of directors to be elected at any meeting of shareholders shall not be less than three (3) nor more than ten (10), the exact number to be determined by the Board of Directors. The Board has determined that five directors shall be elected at the Annual Meeting. The Common Stock may not be voted cumulatively in the election of directors.

     The five persons listed below are nominees for election as directors at the Annual Meeting, to serve until the next annual meeting of shareholders of the Company or until their successors are duly elected and qualified. Unless authority to vote at the election of directors is withheld, it is the intention of the persons named in the enclosed form of proxy to vote for the persons named below. Each such person is a citizen of the United States. There are no family relationships among the directors and the executive officers of the Company, except that Charles C. Mickel is the brother of Buck A. Mickel.

     Management of the Company believes that all of the nominees will be available and able to serve as directors, but in the event any nominee(s) is not available or able to serve, the shares represented by the proxies will be voted for such substitute(s) as shall be designated by the Board of Directors.

     The table below sets forth certain information regarding the Company's nominees for election as directors.


                            NOMINEES FOR ELECTION AS
                            DIRECTORS OF THE COMPANY


  Name, Age and Tenure as
          Director                                          Principal Occupation and Background
-------------------------------       --------------------------------------------------------------------------

C.C. Guy (69)                         Director of the  Company.  Mr. Guy served as  President  of the Company
Director since 1978 (1)(2)            from  July  1989  until  his  retirement  in  January  1995.  Since his retirement,  he  has  served  as a  consultant  to  the  Company  on an as-needed  basis.  Mr.  Guy was  Vice  President-Administration  of the
                                      Company  from 1978 to July 1989.  Mr. Guy served from  October  1979 to
                                      November   1989  as   President,   Treasurer  and  a  director  of  RSI
                                      Corporation.  Mr. Guy currently  serves as a director of Delta Woodside
                                      Industries, Inc. and Delta Apparel, Inc.

Charles M. Bolt (71)                  Director of the Company.  Mr. Bolt was  President  and Chief  Executive
Director since 1982 (1)(2)            Officer  of the  Company  from 1984 to July 1989,  when he was  elected
                                      President  of   Distribution,   a  position  that  he  held  until  his
                                      retirement in January 1995.  Since his  retirement,  he has served as a consultant  to the  Company on an  as-needed  basis.  Mr. Bolt was Vice
                                      President-Marketing of the Company from 1978 to 1984.

Buck A. Mickel (46)                   Director of the Company.  Mr.  Mickel was elected  President  and Chief
Director since 1988  (1)              Executive  Officer of the Company on July 28, 1998  following the death of  his  father,  Mr.  Buck  Mickel.  Mr.  Mickel  was  reelected  Vice
                                      President  of the  Company  effective  September  1, 1996.  Mr.  Mickel served as a consultant  to the Company from January 17, 1995,  the date that he  resigned  as Vice  President,  until  his  reelection  as Vice
                                      President.  Mr.  Mickel was  originally  elected Vice  President of the
                                      Company in July 1989.  Mr.  Mickel  served as a director on the Company or RSI Corporation  from 1987 until December 1992. Mr. Mickel currently serves as a  director  of Delta  Woodside  Industries,  Inc.  and Delta
                                      Apparel, Inc.
Charles C. Mickel (44)
                                      Director of the Company.  Mr. Mickel served as vice  president of U. S.
                                      Shelter  Corporation  from  1981 to 1990  and vice  president  of asset management of Insigna  Financial  Group,  Inc.,  the successor of U. S.
                                      Shelter  Corporation,  from 1990 to 1992.  Since  July 1992 Mr.  Mickel has been a private investor.
Joe F. Ogburn (63)
                                      Director of the Company.  Mr.  Ogburn  served as  Secretary,  Treasurer and Chief  Financial  Officer of the Company since  January  2001.  Mr.
                                      Ogburn  served as Treasurer  of the Company  since  September  1988 and
                                      Vice  President of the Company  since May 1995.  Mr.  Ogburn  served as
                                      Controller  of the Company  from 1981 to  September  1988.  Mr.  Ogburn served as a Director of the Company from September 1987 to July 1989.

(1)  Member of Compensation Committee.
(2)  Member of Audit Committee.

     The Board of Directors of the Company met in person two times and once by telephone conference call during the fiscal year ended August 31, 2001. The Compensation Committee of the Company met once during the fiscal year. The Audit Committee of the Company met three times during the fiscal year. Each Director attended at least 75% of the meetings of the Board and of any committee of which he was a member. The Board does not have a standing nominating committee.

     The Compensation Committee reviews and submits to the Board of Directors suggested salaries and other compensation for officers of the Company and its subsidiaries for the ensuing year.

     The Audit Committee generally makes recommendations to the Board regarding the selection of the independent public accountants, reviews the independence of such accountants, approves the scope of the annual audit, approves the rendering of any material non-audit services by the independent accountants, approves the fee payable to the independent accountants, and reviews the audit results.

            STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information as of November 26, 2001, regarding the beneficial ownership of the Common Stock by: (i) persons beneficially owning more than five percent of the Common Stock; (ii) the directors and executive officers of the Company; and (iii) all directors and executive officers of the Company, as a group. Unless otherwise indicated in the notes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all the shares of Common Stock shown as beneficially owned by them.

                                                Amount and
                                                 Nature of
          Name and Address of                   Beneficial                 Percent
           Beneficial Owner                      Ownership               of Class (6)
-------------------------------------------------------------------------------------------
Buck A. Mickel                                1,871,428 (1)                  11.1
28 East Court Street
P. O. Box 6847
Greenville, SC  29606

C.C. Guy                                        186,224 (2)                   1.1
918 Elizabeth Road
Shelby, NC 28150

Charles M. Bolt                                 317,889 (3)                   1.9
2720 N. E. 57th Street
Fort Lauderdale, FL 33308

Minor H. Mickel                               8,571,392                      51.0
415 Crescent Avenue
Greenville, SC 29605

Charles C. Mickel                             1,068,223                       6.4
28 East Court Street
P. O. Box 6847
Greenville, SC  29606
                                                330,976 (4)                   2.0
Joe F. Ogburn
208 Belvedere Avenue
Shelby, NC 28150

All Directors and Executive Officers          3,774,740 (5)                  22.5
of the Company as a Group (5 persons)


(1) Mr. Buck A. Mickel is the President, Chief Executive Officer and a director of the Company. The number of shares shown as beneficially owned by Mr. Buck A. Mickel includes 1,784,761 shares directly owned by him and 86,667 unissued shares subject to employee stock options held by Mr. Mickel which are currently exercisable.

(2) Mr. C.C. Guy is a director of the Company. The number of shares shown as beneficially owned by Mr. Guy includes 78,923 shares directly owned by him and 53,333 unissued shares subject to stock options held by Mr. Guy which are currently exercisable. The number of shares shown also includes 53,968 shares of the Company's Common Stock held by Mr. Guy's wife, as to which shares Mr. Guy disclaims beneficial ownership.

(3) Mr. Charles M. Bolt is a director of the Company. The number of shares shown as beneficially owned by Mr. Bolt includes 264,556 shares directly owned by him and 53,333 unissued shares subject to stock options held by Mr. Bolt which are currently exercisable.

(4) Mr. Joe F. Ogburn is the Secretary, Treasurer and Chief Financial Officer of the Company. The number of shares shown as beneficially owned by Mr. Ogburn includes 135,426 shares directly owned by him and 195,000 unissued shares subject to employee stock options held by Mr. Ogburn which are currently exercisable. Such number also includes 550 shares held by Mr. Ogburn's wife, as to which shares Mr. Ogburn disclaims beneficial ownership.

(5) This number includes all shares included in the table above with respect to any director or executive officer.

(6) Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") percentages of total outstanding shares have been computed on the assumption that shares of Common Stock that can be acquired within 60 days upon the exercise of options by a given person are outstanding, but no other shares similarly subject to acquisition by other persons are outstanding.

                               EXECUTIVE OFFICERS

     The following provides certain information regarding the executive officers of the Company:


Name and Age                              Position
----------------------------------------- ----------------------------------------------------------------
Buck A. Mickel (46)                       President and Chief Executive Officer (1)

Joe F. Ogburn (63)                        Secretary, Treasurer and Chief Financial Officer (1)

____________________________________

(1)  See information under "Election of Directors".

     The Company's executive officers are appointed by the Board of Directors and serve at the pleasure of the Board.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on review of Forms 3, 4, and 5 furnished to the Company during fiscal year 2001, no director, officer, or beneficial owner of more than 10% of the Common Stock of the Company failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year.

                             MANAGEMENT COMPENSATION

         SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid by the Company during the last three fiscal years to the Company's Chief Executive Officer (the "Named Executive Officer"). The salary and bonuses of each executive officer of the Company was less than $100,000 during fiscal years 1999 through 2001.

                                    ----------------------------------- ----------------------------------
                                           Annual Compensation                Long-Term Compensation
                                    ----------------------------------- ----------------------------------
                                                                                Awards            Payouts
                                                              Other     -----------------------   -------
                                                             Annual
                                                             Compen-    Restricted   Securities    LTIP       All Other
 Name and Principal       Fiscal                             sation($)    Stock      Underlying   Payouts      Compen-
     Postition             Year      Salary ($)  Bonus ($)     (a)      Awards ($)    Options/      ($)       sation($)

------------------------ ---------- ----------- ----------- ----------- ------------ ------------ ---------- -----------
Buck A. Mickel,            2001       20,000       --           --          --           --          --         --
President and Chief
Executive Officer
                           2000       23,500        --          --          --           --          --         --
                           1999       48,000        --         228          --         40,000        --         --

(a) The amounts shown in this column were paid for the benefit of the Named Executive Officer for travel accident insurance that the Company has purchased for the benefit of its employees, executive officers and directors. This policy was not renewed at August 1, 2000. The policy provides coverage through July 31, 2000 to each executive officer and director of up to $500,000 for accidental death or dismemberment and a permanent total disability benefit, subject to certain conditions and limitations set forth in the policy.

         Most of the Company's employees, as well as its executive officers, are eligible to participate in the Company's medical and health benefit plan.

         During the year ended August 31, 2001, the Company did not pay any other compensation to its directors except as set forth in "Retirement Contracts" below.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

      --------------------------------------- ----------------------------------
                                                Number Of Unexercised Securities
                                               Underlying Options/SARs at Fiscal
                                                          Year-End (#)
                                                          Exercisable/
                       Name                              Unexercisable
      --------------------------------------- ----------------------------------

      Buck A.  Mickel,  President  and Chief             86,667/13,333
      Executive Officer

      --------------------------------------- ----------------------------------


        RETIREMENT CONTRACTS

     Messrs. C.C. Guy and Charles M. Bolt retired as officers of the Company on January 17, 1995. The Company paid each of these two retired officers $100 per month during the year ended August 2001. The Board determined that these payments were appropriate in light of these officers' long records of service to the Company and value as consultants to the Company. The Company anticipates that these individuals will continue to serve as consultants during fiscal year 2002.

                           RELATED PARTY TRANSACTIONS

     Certain information concerning related party transactions respecting the members of the Compensation Committee, members of their families, and other executive officers, directors and owners of 5% or more of the outstanding Common Stock of the Company (a "5% or More Owner") is set forth below.

SALARY AND OTHER COMPENSATION ARRANGEMENTS

     As    described    herein    under    the    subheading     "Election    of
Directors"--"Management Compensation"--"Retirement Contracts", the Company pays consulting fees to Messrs. C.C. Guy and Charles M. Bolt.

LOAN ARRANGEMENT

     During fiscal year 1999 the Estate of Buck Mickel, the former Chairman of the Board and Chief Executive Officer of the Company, loaned the Company $250,000 bearing interest at 8.5% per year payable quarterly. During March 2000 the loan was transferred from the Estate of Buck Mickel to Minor H. Mickel, the widow of Buck Mickel and the mother of Buck A. Mickel. During October 2000 the Company issued a note that was convertible into Common Stock of the Company in exchange for this debt. Effective January 4, 2001, the Company issued 3,333,333 shares of Common Stock to Minor H. Mickel in exchange for the principal amount of the convertible note of $250,000 at the conversion rate of $.075 per share.

     During February 2000, Minor H. Mickel loaned the Company $400,000 in the form of a convertible note with a conversion rate of $.075 per share bearing interest at 8.0% per year. Effective August 31, 2000, the Company issued 5,557,333 shares of its common stock to Minor H. Mickel in exchange for the principal amount of $400,000 plus accrued interest of $16,800.

     During December 2000, Minor H. Mickel loaned the Company $500,000 under the terms of an 8.0% convertible note payable having a conversion rate of $.075 per share bearing interest at 8.0% per year. Proceeds of this note were used in part to pay the outstanding balance ($295,000) on a $500,000 bank line of credit. A corporation that is owned by Buck A. Mickel, Minor H. Mickel and the two adult siblings of Buck A. Mickel guaranteed payment of this $500,000 bank line of credit. They also pledged certain securities as collateral to the line of credit.

     During August 2001, Minor H. Mickel loaned the Company $250,000 under the terms of an unsecured note payable bearing interest at 8.0% per year with the principal balance and all unpaid interest due in August 2006.

CORPORATE OFFICE ARRANGEMENT

     During the fiscal year 2001, the Company's executive offices were located in a facility consisting of approximately 3,000 square feet of floor space located at 28 East Court Street, Greenville, South Carolina. The rental expense incurred by the Company during the year ended August 31, 2001 was $1,500 per month under a month-to-month lease arrangement. The lease at 28 East Court Street, Greenville, South Carolina includes office furniture and equipment. The office space at 28 East Court Street, Greenville, South Carolina was leased from CTST, LLC. CTST, LLC is owned by three shareholders: Buck A. Mickel, Charles C. Mickel and Minor Mickel Shaw. As described above, two of these individuals are beneficial owner of more than 5% of the outstanding Common Stock of the Company. Buck A. Mickel is the President and Chief Executive Officer and a director of the Company and the other two shareholders are his adult siblings. The Company believes that this lease contains provisions as favorable to the Company as could be obtained from a third-party landlord. Micco Corporation also occupies the office facility at 28 East Court Street, Greenville, South Carolina. Micco Corporation pays rent to CTST, LLC for the space it occupies. Micco Corporation and the Company share common areas of this office space.

LEGAL FEES

     The law firm of Wyche, Burgess, Freeman & Parham, P.A. served as general counsel to the Company. C. Thomas Wyche, the Secretary of the Company until January 2001, is a senior member of such law firm. Fees paid to such law firm by the Company were less than one percent of the law firm's gross revenues during the firm's last fiscal year. The Company believes that the terms of its relationship with the law firm are at least as favorable as could be obtained from a third party.

                     RATIFICATION OF ELECTION OF ACCOUNTANTS
                            (Item No. 2 on the Proxy)

Appointment of Independent Auditors

     Based upon the recommendation of the Audit Committee of the Board of Directors, the Board of Directors has appointed Elliott Davis, LLP ("Elliott Davis"), independent certified public accountants, as the Company's independent auditors for the Company's 2002 fiscal year. Representatives of Elliott Davis are expected to be present at the Annual Meeting, and such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions which shareholders may have. Neither Elliott Davis nor any of its members has any relationship with the Company except in the firm's capacity as such auditors and as the Company's tax advisor.

Audit Fees

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year were $10,466.

Financial Information Systems Design and Implementation Fees

     There were no fees billed for professional  services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Elliott Davis, LLP for the most recent fiscal year.

All Other Fees

     The aggregate fees billed for all professional services rendered by Elliott Davis, LLP for the most recent fiscal year other than those described in the prior two paragraphs were $1,300 (principally for tax services). The Audit Committee has considered whether the provision of any such services is compatible with maintaining Elliott Davis, LLP's independence.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO RATIFY THE APPOINTMENT OF ELLIOTT DAVIS, LLP AS INDEPENDENT AUDITORS.

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The Board of Directors adopted a written Audit Committee Charter on November 22, 2000, a copy of which is included as APPENDIX A to this Proxy Statement for the January 18, 2001 annual meeting.

     The  Audit   Committee  has  reviewed  and  discussed  with  the  Company's management and the Company's independent auditors the audited financial statements of the Company contained in the Company's fiscal 2001 Annual Report. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, AU - 380). The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees") and has discussed with the Company's independent auditors such independent auditors' independence.

     Based on the review and discussions described in the immediately preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements included in the Company's fiscal 2001 Annual Report be included in that report, which is incorporated by reference into the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2001, filed with the U.S. Securities and Exchange Commission.


                                 AUDIT COMMITTEE

        C. C. Guy                                          Charles M. Bolt


                             SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company by telephone, telegram or personal interview for no additional compensation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the stock held of record by such persons, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing. The Company has engaged American Stock Transfer & Trust Company, its transfer agent, to assist in these contacts with brokerage houses, custodians, nominees and fiduciaries in exchange for reimbursement of reasonable out-of-pocket expenses.


                            PROPOSALS OF SHAREHOLDERS

     Any shareholder of the Company who desires to present a proposal at the Annual Meeting of Shareholders to be held after the end of fiscal 2002 for inclusion in the proxy statement and form of proxy relating to that meeting must submit such proposal to the Company at its principal executive offices on or before August 14, 2002.

     With respect to shareholder proposals not to be included in the Company's proxy statement in the form of proxy, a shareholder must give the Company notice by October 28, 2002 for such notice to be considered timely for purposes of Exchange Act Rule 14a-4(c) (which concerns the extent to which a proxy may confer discretionary voting authority with respect to matters not specifically set forth in the proxy).

                              FINANCIAL INFORMATION

     THE COMPANY'S ANNUAL REPORT IS MAILED WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF NOVEMBER 26, 2001, AND TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S FISCAL 2001 ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, BUT EXCLUDING EXHIBITS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. UPON PAYMENT OF THE REASONABLE COPYING COST THEREOF, THE COMPANY WILL MAKE AVAILABLE THE EXHIBITS TO THE COMPANY'S FISCAL 2001 ANNUAL REPORT ON FORM 10-KSB. ANY SUCH REQUEST SHOULD BE DIRECTED TO RSI HOLDINGS, INC., 28 EAST COURT STREET, POST OFFICE BOX 6847, GREENVILLE, SOUTH CAROLINA 29606, ATTENTION: INVESTOR RELATIONS.

     NOTWITHSTANDING ANY STATEMENT IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCORPORATING FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE AUDIT COMMITTEE REPORT ATTACHED AS APPENDIX A TO THIS FILING SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

     The Audit Committee is responsible for the duties set forth in its charter (which was attached as Appendix A to its proxy statement for its January 18, 2001 annual meeting) but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. The Company's management has the responsibility for preparing the financial statements and implementing internal controls, and the Company's independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not the equivalent of an audit.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors was not aware that any business not described above would be presented for consideration at the Annual Meeting. If any other business properly comes before the meeting or any adjournment thereof, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person voting them.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                           Joe F. Ogburn, Secretary




Greenville, South Carolina
December 27, 2001